SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              July 15, 2004
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                                 Unisys Way,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)

Item 7.    Exhibits.

(c)  The following exhibit is being furnished herewith:

     99   News Release, dated July 15, 2004, of Unisys Corporation

Item 12.  Results of Operations and Financial Condition.

          On July 15, 2004, Unisys Corporation issued a news release to report its financial results for the quarter ended June 30, 2004. The release is furnished as Exhibit 99 to this Current Report.

The information in this Current Report, including the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Unisys Corporation, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.








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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNISYS CORPORATION


Date: July 15, 2004               By: /s/ Janet B. Haugen
                                      -------------------
                                      Janet B. Haugen
                                      Senior Vice President and
                                      Chief Financial Officer











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                              EXHIBIT INDEX
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Exhibit
No.
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99    News Release, dated July 15, 2004, of Unisys Corporation.